GOVERNMENT SECURITIES MONEY MARKET FUND
Administrative:	APCXX
Institutional:	APHXX
Select	APSXX
Premier	APPXX

SUMMARY Prospectus	December 30, 2016

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.cavanalhillfunds.com/FormsReports/Index.aspx#Prospectus. You can also get this information at no cost by calling 1-800-762-7085 or sending an e-mail request to info@cavanalhill.com. The Fund’s prospectus and Statement of Additional Information, both dated December 30, 2016, and most recent annual report, dated August 31, 2016, are incorporated by reference into this Summary Prospectus and may be obtained, without charge, at the website and by calling the phone number noted above.

Investment Objective

To seek current income with liquidity and stability of principal.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment): None.

Annual Fund Operating Expenses* (expenses that you pay each year as a percentage of the value of your investment).	Administrative	Institutional	Select	Premier
Management Fees	0.05%	0.05%	0.05%	0.05%
Distribution and/or Service (12b-1) Fees	0.25%	—	—	0.50%
Other Expenses	0.40%	0.40%	0.40%	0.40%
Shareholder Servicing Fees	0.25%	0.25%	0.25%	0.25%
Total Annual Fund Operating Expenses	0.70%	0.45%	0.45%	0.95%
Less Fee Waivers‡	-0.13%	-0.17%	-0.25%	-0.70%
Total Annual Fund Operating Expenses After Fee Waivers	0.57%	0.28%	0.20%	0.25%

*	Annual Fund Operating Expenses are estimates due to a reduction in Management Fees and associated removal of Management Fee Waivers.

‡	Affiliates of the Adviser have contractually agreed to waive all Shareholder Servicing Fees to which they are entitled paid by Select and Premier Shares and 0.17% paid by Institutional Shares. The affiliate waivers result in a reduction of the Shareholder Servicing Fee paid by all purchasers of a Class to the extent shown in the table. The Distributor has contractually agreed to waive 0.45% of the Distribution/Service (12b-1) Fee paid by the Premier Class and 0.13% paid by the Administrative Class. Contractual waivers are in place for the period through December 31, 2017 and may only be terminated or modified with the approval of the Fund’s Board of Trustees.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Administrative Shares	$58	$211	$377	$858
Institutional Shares	$29	$127	$235	$550
Select Shares	$20	$119	$227	$543
Premier Shares	$26	$233	$457	$1,102

Principal Investment Strategy

To pursue its objective, under normal circumstances, the Fund invests at least 99.5% of its total assets in cash, U.S. Government Securities or repurchase agreements collateralized by U.S. Government Securities. The Fund also invests at least 80% of its net assets in U.S. Government Securities or repurchase agreements collateralized by U.S. Government Securities. These polices will not be changed without at least 60 days prior notice to shareholders.

The dollar-weighted average portfolio maturity of the Fund will not exceed 60 days and the dollar-weighted average portfolio life cannot exceed 120 days.

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Principal Investment Risks

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Funds, beyond what is disclosed in the footnote under the “Annual Fund Operating Expenses” table, and you should not expect that the sponsor will provide additional financial support to the Fund at any time. In addition, the principal risks of investing in the Fund, which could adversely affect the Fund’s net asset value, yield or total return are (in alphabetical order):

●	Income Risk — The Fund’s yield may decrease due to a decline in interest rates.

●	Interest Rate Risk — The value of the Fund’s interest-bearing investments may decline due to an increase in interest rates. In general, the longer a security’s maturity, the greater the interest rate risk. The Fund’s yield may decrease due to a decline in interest rates.

●	Liquidity Risk — Certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market.

●	Management Risk — There is no guarantee that the investment techniques and risk analyses used by the Fund’s portfolio managers will produce the desired results.

●	Market Risk — The market value of a security may move up and down, sometimes rapidly and unpredictably.

●	Redemption Risk — The risk that heavy redemptions could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, particularly during periods of declining or illiquid markets, and that could affect the fund’s ability to maintain a $1.00 share price. Redemption risk is greater to the extent that the fund has investors with large shareholdings, short investment horizons or unpredictable cash fLow needs. The redemption by one or more large shareholders of their holdings in the fund could cause the remaining shareholders in the fund to lose money.

●	Regulatory Risk — Change in laws or regulations may materially affect a security, business, sector or market. Regulatory risk also includes the risk associated with federal and state laws which may restrict the remedies that a lender has when a borrower defaults on loans.

To the extent that the Fund makes investments with additional risks, those risks could increase volatility or reduce performance. The Fund may trade securities actively, which could increase its transaction costs (thus lowering performance) and may increase the amount of taxes that you pay.

For more information about these risks, please refer to the section titled “Investment Practices and Risks” in the Fund’s prospectus.

Performance Information

The bar chart and the performance table below illustrate some of the risks and return volatility of an investment in the Fund by showing changes in the Fund’s performance from year to year and by showing the Fund’s average annual returns for 1, 5 and 10 years. The Fund’s past performance does not necessarily indicate how the Fund will perform in the future. Updated performance information may be obtained on the Fund’s website www.cavanalhillfunds.com or by calling 1-800-762-7085.

This bar chart shows changes in the Fund’s performance from year to year1. The returns for Institutional, Select and Premier Shares will differ from the returns for Administrative Shares (which are shown in the bar chart) because of differences in the expenses of each class. The performance of the Administrative Class Shares before January 2, 2007 is based on the performance of the retail shares of the Fund. The Fund was reorganized on January 2, 2007 when the Institutional Cash Management Fund transferred all of its assets and liabilities to the Fund. The Fund changed its name from the Cash Management Fund to the Government Securities Money Market Fund in April, 2016. The expenses of the retail shares of the Fund were substantially similar to those of the Administrative Class Shares of the Fund.

Annual Total Returns for Administrative Shares and predecessor (Periods Ended 12/31)

Best quarter:	Worst quarter:
4Q 2006	4Q 2011
1.20%	0.00%

1The performance information shown above is based on a calendar year. The Fund’s total return from 1/1/16 to 9/30/16 was 0.01%.

This table shows the Fund’s average annual total returns for periods ended December 31, 2015. The performance of the Administrative Class before January 2, 2007 is based on the performance of the retail shares of the Fund. The Fund was reorganized on January 2, 2007, when the Institutional Cash Management Fund transferred all of its assets and liabilities to the Fund and Institutional Class Shares commenced operations. The Fund changed its name from the Cash Management Fund to the Government Securities Money Market Fund in April, 2016. The Premier Class Shares commenced operations on September 17, 2012. The performance shown for periods prior to January 2, 2007 is that of the retail shares of the

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Fund. The Select Class Shares commenced operations on September 15, 2016. The performance shown for Select Class Shares for periods prior to September 15, 2016 is that of the Institutional Class Shares. The performance shown for Premier Class Shares for periods prior to September 17, 2012 is that of the Administrative Class Shares. In each case, when predecessor information is used, performance has not been adjusted to reflect the differences in fees and other expenses between classes. The shares would have substantially similar performance because shares are invested in the same portfolio of securities and the performance would have differed only to the extent that the classes have different expenses.

Average Annual Total Returns for Administrative, Institutional and Premier Shares and predecessors.
(Periods Ended 12/31/2015)

Government Securities Money Market Fund	1 Year	5 Year	10 Years
Administrative Shares	0.01%	0.01%	1.12%
Institutional Shares	0.01%	0.01%	1.21%
Premier Shares	0.01%	0.01%	1.12%
Select Shares	0.01%	0.01%	1.21%

Yield

The 7-day yield for the period ended 12/31/15 was 0.01% for Administrative Shares; 0.01% for Institutional Shares; and 0.03% for Premier Shares. The Select Shares will commence operations as of the date of this prospectus.

You may obtain the most current yield information for the Fund by calling (800) 762-7085.

Investment Adviser

Cavanal Hill® Investment Management, Inc. serves as the investment adviser for the Fund.

Purchase and Sale of Fund Shares

The following initial and additional purchase requirements apply:

	Initial Purchase	Additional Purchases
Administrative Shares	$1,000	None
Institutional Shares	$100,000	None
Select Shares	$1,000,000	None
Premier Shares – Available only to certain BOK Financial Securities, Inc. customers.	$1,000	None

Shares may be purchased, sold (redeemed) or exchanged on any business day. You may sell by:

●	SEnding a WRITTEN REQUEST BY MAIL TO THE FUNDS CUSTODIAN: BOKF, NA, ATTENTION: CAVANAL HILL FUNDS, P.O. Box 182730, COLUMBUS, OHIO 43218-2730.

●	SENDING A WRITTEN REQUEST BY OVERNIGHT MAIL TO: CAVANAL HILL FUNDS, C/O FIS INVESTOR SERVICES, LLC, 4249 EASTON WAY, SUITE 400, COLUMBUS, OH, 43219-6171.

●	CALLING US AT l-800-762-7085 WITH INSTRUCTIONS AS TO HOW YOU WISH TO COMPLETE THE TRANSACTION (MAIL, WIRE, ELECTRONIC TRANSFER).

Tax Information

The Fund’s distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account. Retirement accounts may be taxed at a later date.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund or its service providers may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

CH-SPU-GS-1216

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